EXHIBIT 99.2 FOURTH QUARTER AND FISCAL YEAR 2018 Earnings Conference Call & Presentation December 6, 2018 at 9:00 a.m. CT (10:00 a.m. ET) 1

EXHIBIT 99.2 Fourth Quarter & Fiscal Year 2018 Welcome to Nexeo’s Earnings Conference Call and Presentation December 6, 2018 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 2695293 2

EXHIBIT 99.2 Agenda & Management Introductions INTRODUCTIONS AND SAFE HARBOR Michael Everett VP, Treasurer, FP&A, Investor Relations BUSINESS COMMENTARY David Bradley President & Chief Executive Officer FINANCIAL PERFORMANCE Ross Crane Executive VP & Chief Financial Officer CLOSING REMARKS David Bradley President & Chief Executive Officer Q&A 3

EXHIBIT 99.2 Non-GAAP Financial Measures & Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio, free cash flow and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. These risks and uncertainties include, among other things: The Company’s ability to achieve projected cost savings, increased costs of products the Company purchases and its ability to pass on cost increases to its customers; and uncertainty regarding the proposed merger. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis. 4

EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2 Pending Merger Accelerates Transformation & Growth . Pending merger creates true industry leader equipped to drive significant value to stakeholders . Leveraging best of the best from both companies to enhance service to customers and supplier partners . Combined company will leverage the capabilities of Nexeo’s proprietary operating platform . Transaction on track to close in the first calendar quarter of 2019  On November 16, 2018, Univar and Nexeo announced that the waiting period under the HSR Act had expired  Nexeo's key stockholders, TPG and First Pacific, have provided consent for the proposed transaction 6

EXHIBIT 99.2 Fiscal Year 2018 Business Update . Revenue growth of 11%, driven by Growth Performance specialty growth and disciplined price Year-Over-Year ($ in millions, Unaudited) execution in an inflationary environment Gross Profit Adjusted* EBITDA $460.1 . Fiscal year net income of $29.4 million, $209.0 or $0.38 per diluted share $184.6  Adjusted* net income was $57 million, or $398.4 $0.74 per diluted share +16% +13% . Record gross profit and adjusted* EBITDA FY-2017 FY-2018 FY-2017 FY-2018 . Seventeen new specialty supplier Cumulative Supplier Authorizations authorizations, nearly doubling last year’s number of awards 34 announcements made since January 2016 13 . Free cash flow(1) generation of $74 million, a 23% increase from last year 21 . Net leverage reduction to 3.5x, down from 4.3x last year Jan-16 Jun-16 Nov-16 Apr-17 Sep-17 Feb-18 Jul-18 Dec-18 Chemicals Plastics (1) Free cash flow defined as net cash provided by operating activities from continuing operations less Capex, net of proceeds from asset disposal *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure 7

EXHIBIT 99.2 Ross Crane Chief Financial Officer

EXHIBIT 99.2 Fiscal Fourth Quarter 2018 Highlights Consolidated ($ in millions) Three Months Three Months Ended Ended Variance Consolidated Sep-30-2018 Sep-30-2017 Sales and operating revenues $ 1,017.2 $ 981.7 4% . Volume down 9% Gross profit 117.3 109.1 8% . Average selling prices up 13% Gross profit margin 11.5% 11.1% + 40 bps Chemicals ($ in millions) Three Months Three Months Ended Ended Variance Chemicals Sep-30-2018 Sep-30-2017 Sales and operating revenues $ 489.9 $ 455.9 8% . Volume down 6% Gross profit 62.7 58.0 8% . Average selling prices up 14% Gross profit margin 12.8% 12.7% + 10 bps Plastics ($ in millions) Three Months Three Months Ended Ended Variance Plastics Sep-30-2018 Sep-30-2017 Sales and operating revenues $ 488.3 $ 491.3 (1)% . Volume down 12% Gross profit 47.9 42.3 13% . Average selling prices up 13% Gross profit margin 9.8% 8.6% + 120 bps 9

EXHIBIT 99.2 Fiscal Fourth Quarter 2018 Consolidated Results ($ in millions) Three Months Ended Three Months Ended Sep-30-2018 Sep-30-2017 Variance Q4-FY18 Q4-FY17 $% Sales and operating revenues $ 1,017.2 $ 981.7 $ 35.5 4% Cost of sales and operating expenses 899.9 872.6 27.3 3% Gross profit 117.3 109.1 8.2 8% SG&A 93.1 79.0 14.1 18% Transaction related costs 2.7 0.6 2.1 350% Change in fair value related to contingent consideration 22.2 (3.6) 25.8 717% obligations Operating income (loss) (0.7) 33.1 (33.8) (102)% Other income, net 0.1 - 0.1 NA Interest expense, net (13.3) (13.0) (0.3) (2)% Net income (loss) before income taxes (13.9) 20.1 (34.0) (169)% Income tax expense 1.1 6.5 (5.4) (83)% Net income (loss) $ (15.0) $ 13.6 $ (28.6) (210)% Adjusted* EBITDA $ 53.5 $ 52.7 $ 0.8 2% Adjusted* EBITDA % of sales 5.3% 5.4% Conversion Ratio** 45.6% 48.3% 9.8% Adjusted(1) Conversion Ratio** 51.1% 48.3% 87.8% (1) Q4-FY18 excludes $6.4 million of incremental variable incentives (actuals less forecast) *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit 10

EXHIBIT 99.2

nexeo solutions

Fiscal Year 2018 Consolidated Results

($ in millions, except per share data)

	Twelve Months Ended Sep-30-2018 FY-2018	Twelve Months Ended Sep-30-2017 FY-2017	Variance $	Variance %
Sales and operating revenues	$ 4,034.2	$ 3,636.9	$ 397.3	11%
Cost of sales and operating expenses	3,574.1	3,238.5	335.6	10%
Gross profit	460.1	398.4	61.7	16%
SG&A	352.6	312.9	39.7	13%
Transaction related costs	2.8	1.9	0.9	47%
Change in fair value related to contingent consideration obligations	7.5	16.2	(8.7)	(54)%
Operating income	97.2	67.4	29.8	44%
Other income, net	1.0	8.3	(7.3)	(88)%
Interest expense, net	(52.1)	(50.8)	(1.3)	(3)%
Net income before income taxes	46.1	24.9	21.2	85%
Income tax expense	16.7	10.5	6.2	59%
Net income	$ 29.4	$ 14.4	$ 15.0	104%
Adjusted* net income	$ 57.0	$ 44.0	$ 13.0	30%
Adjusted* EPS	$ 0.74	$ 0.57	$ 0.17	30%
Adjusted* EBITDA	$ 209.0	$ 184.6	$ 24.4	13%
Adjusted* EBITDA % of sales	5.2%	5.1%		
Conversion Ratio**	45.4%	46.3%	39.5%	
Adjusted(1) Conversion Ratio**	47.9%	45.0%	67.1%	

(1) FY-2018 excludes $11.6 million of incremental variable incentives (actuals less forecast) and FY-2017 excludes $5.4 million gain related to Franklin Park eminent domain reimbursement
*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure
**Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit

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EXHIBIT 99.2 SG&A Expense Summary . Year-over-year increase predominantly driven by pending merger related items and accelerated incentives expense resulting from exceptional profit growth SG&A Bridge ($ in millions, Unaudited) $353 Univar Merger Costs $9 Univar Merger Ultra Chem Integration Costs $4 Incremental Ultra Chem Variable Incentives Integration Above Forecast Incremental $12 Variable Incentives Above Forecast $4 $328 $3 Additional D&A Other $8 Additional Headcount $313 FY-2017 FY-2018 Normalized FY-2018 Run-Rate 12

EXHIBIT 99.2

nexeo solutions

Key Balance Sheet Metrics

($ in millions)

Total Debt (1)


$845.1
$854.2
$800.1
Q4-FY17
Q3-FY18
Q4-FY18

Cash


$53.9
$43.8
$58.9
Q4-FY17
Q3-FY18
Q4-FY18

Net Debt (1)(2)


$791.2
$810.4
$741.2
Leverage (3)
4.3x
3.9x
3.5x
Q4-FY17
Q3-FY18
Q4-FY18

Working Capital (4)


$457.8
$546.7
$484.6
12.6%
13.7%
12.0%
Q4-FY17
Q3-FY18
Q4-FY18
WC
WC % TTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15
(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure
(3) Leverage is calculated as Net Debt divided by trailing twelve month adjusted* EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and adjusted* EBITDA to the most comparable GAAP financial measure
(4) Working capital is calculated as (Accounts receivable + Inventory) less (Accounts payable + Accrued expenses and other liabilities + Current due to related party pursuant to contingent consideration obligations)

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EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2 Proven Track Record Adjusted* EBITDA and % Margin (1) Adjusted* EBITDA $209 Adjusted* EBITDA % Margin(1) $185 $177 $174 5.2% 5.1% 5.1% $150 $152 4.5% $122 3.7% 3.4% 3.3% FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 Source: Company Management; Company Filings; Bloomberg *Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure (1) Margin defined as adjusted* EBITDA divided by sales and operating revenues 15

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EXHIBIT 99.2

EXHIBIT 99.2

EXHIBIT 99.2 Capital Structure Summary Shares Used For Share Basic and Fully Diluted EPS Calculation Count Basic - Average Common Shares Outstanding 76.8 million Diluted - Average Common Shares Outstanding 76.9 million Shares Excluded From Share Basic and Fully Diluted EPS Calculation Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (3) (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 (3) Excess Shares: Deferred Cash Consideration due to TPG and its affiliates in connection with the Business Combination. Triggering events for payment are earlier of (i) date when volume weighted average trading price of the Company’s common stock exceeds $15.00 per share for any 20 trading days in any 30 trading day period or (ii) June 30, 2021. The Company may satisfy payment of the Deferred Cash Consideration with existing cash funds or the issuance of common shares. The amount is calculated at the time of payment as the prevailing price of the Company’s common stock multiplied by the number of Excess Shares *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders 19

EXHIBIT 99.2

nexeo solutions

Fiscal Fourth Quarter 2018 Financial Results

In millions (except per share data)	Three Months Ended Sep-30-2018	Three Months Ended Sep-30-2017	Variance $	Variance %	Twelve Months Ended Sep-30-2018	Twelve Months Ended Sep-30-2017	Variance $	Variance %
Sales and operating revenues								
Chemicals	$ 489.9	$ 455.9	$ 34.0	7.5 %	$ 1,904.5	$ 1,667.2	$ 237.3	14.2 %
Plastics	488.3	491.3	(3.0)	(0.6)%	1,980.0	1,841.7	138.3	7.5 %
Other	39.0	34.5	4.5	13.0 %	149.7	128.0	21.7	17.0 %
Total sales and operating revenues	1,017.2	981.7	35.5	3.6 %	4,034.2	3,636.9	397.3	10.9 %
Gross profit								
Chemicals	62.7	58.0	4.7	8.1 %	248.0	205.6	42.4	20.6 %
Margin	12.8%	12.7%	10 bps		13.0%	12.3%	70 bps	
Plastics	47.9	42.3	5.6	13.2 %	186.4	167.2	19.2	11.5 %
Margin	9.8%	8.6%	120 bps		9.4%	9.1%	30 bps	
Other	6.7	8.8	(2.1)	(23.9)%	25.7	25.6	0.1	0.4 %
Margin	17.2%	25.5%	(830) bps		17.2%	20.0%	(280) bps	
Total gross profit	117.3	109.1	8.2	7.5 %	460.1	398.4	61.7	15.5 %
Total gross profit margin	11.5%	11.1%	40 bps		11.4%	11.0%	40 bps	
SG&A	93.1	79.0	14.1	17.8 %	352.6	312.9	39.7	12.7 %
Transaction related costs	2.7	0.6	2.1	350.0 %	2.8	1.9	0.9	47.4 %
Change in fair value related to contingent consideration obligations	22.2	(3.6)	25.8	716.7 %	7.5	16.2	(8.7)	(53.7)%
Operating income (loss)	(0.7)	33.1	(33.8)	(102.1)%	97.2	67.4	29.8	44.2 %
Other income, net	0.1	-	0.1	NA	1.0	8.3	(7.3)	(88.0)%
Interest expense, net	(13.3)	(13.0)	(0.3)	(2.3)%	(52.1)	(50.8)	(1.3)	(2.6)%
Net income (loss) before income taxes	(13.9)	20.1	(34.0)	(169.2)%	46.1	24.9	21.2	85.1 %
Income tax expense	1.1	6.5	(5.4)	(83.1)%	16.7	10.5	6.2	59.0 %
Net income (loss)	$ (15.0)	$ 13.6	$ (28.6)	(210.3)%	$ 29.4	$ 14.4	$ 15.0	104.2 %
Fully diluted earnings per share					$ 0.38	$ 0.19	$ 0.19	100.0 %
Adjusted* net income					$ 57.0	$ 44.0	$ 13.0	29.5 %
Adjusted* fully diluted earnings per share					$ 0.74	$ 0.57	$ 0.17	29.8 %
Adjusted* EBITDA	$ 53.5	$ 52.7	$ 0.8	1.5 %	$ 209.0	$ 184.6	$ 24.4	13.2 %
Adjusted* EBITDA % of sales	5.3%	5.4%			5.2%	5.1%		
Conversion Ratio**	45.6%	48.3%	9.8 %		45.4%	46.3%	39.5 %	

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure
**Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit

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EXHIBIT 99.2 Non-GAAP Reconciliation Nexeo Solutions, Inc. and Subsidiaries Adjusted Net Income Reconciliation ($ in millions, Unaudited) FY-2017 FY-2018 Per Per Amount Share Amount Share Net income $ 14.4 $ 0.19 $ 29.4 $ 0.38 Change in fair value related to contingent consideration obligations 16.2 0.21 7.5 0.10 Management add-backs (1) 10.6 0.14 17.4 0.23 Transaction related costs (2) 1.9 0.02 2.8 0.04 Non-recurring tax adjustment -- 1.40.02 Estimated net tax impact 0.9 0.01 (1.5) (0.02) Adjusted net income $ 44.0 $ 0.57 $ 57.0 $ 0.74* Note: Per share amounts based on diluted shares *Per share amounts do not equal the total due to rounding (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes professional and transaction costs related to acquisitions and other business combination related items 21

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Q4-FY17 Q1-FY18 Q2-FY18 Q3-FY18 Q4-FY18 Net income (loss) $ 13.6 $ 26.5 $ 0.4 $ 17.5 $ (15.0) Interest expense, net 13.0 12.9 12.6 13.3 13.3 Income tax expense 6.5 1.3 4.6 9.7 1.1 Depreciation and amortization 19.6 19.5 19.6 18.5 17.3 Other operating expenses, net (1) - (16.0) 16.5 (1.4) 36.8 Adjusted EBITDA $ 52.7 $ 44.2 $ 53.7 $ 57.6 $ 53.5 (1) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net 22

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Trailing Twelve Months Ending 09/30/2017 12/31/2017 03/31/2018 06/30/2018 09/30/2018 Net income $ 14.4 $ 49.2 $ 50.7 $ 58.0 $ 29.4 Interest expense, net 50.8 51.8 52.0 51.8 52.1 Income tax expense 10.5 14.5 18.3 22.1 16.7 Depreciation and amortization 73.1 75.8 77.6 77.2 74.9 Other operating expenses, net (1) 35.8 3.7 4.4 (0.9) 35.9 Adjusted EBITDA $ 184.6 $ 195.0 $ 203.0 $ 208.2 $ 209.0 (1) See Non-GAAP Reconciliation: Trailing Twelve Months Ending - Other Operating Expenses, Net 23

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Other Operating Expenses, Net ($ in millions, Unaudited) Q4-FY17 Q1-FY18 Q2-FY18 Q3-FY18 Q4-FY18 Management add-backs (1) $ 2.5 $ 1.3 $ 2.6 $ 4.5 $ 9.0 Change in fair value related to contingent consideration obligations (3.6) (18.6) 12.6 (8.7) 22.2 Foreign exchange (gains) losses, net (2) (0.6) (0.5) (0.5) 1.0 1.1 Compensation expense related to management equity plan (non-cash) 1.3 1.7 1.8 1.8 1.8 Inventory step up (0.2)---- Transaction related costs (3) 0.6 0.1 - - 2.7 Other operating expenses, net $ - $ (16.0) $ 16.5 $ (1.4) $ 36.8 (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions and other business combination related items 24

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Other Operating Expenses, Net ($ in millions, Unaudited) Trailing Twelve Months Ending 09/30/2017 12/31/2017 03/31/2018 06/30/2018 09/30/2018 Management add-backs (1) $ 10.6 $ 9.4 $ 8.6 $ 10.9 $ 17.4 Change in fair value related to contingent consideration obligations 16.2 (13.0) (10.4) (18.3) 7.5 Foreign exchange (gains) losses, net (2) 0.6 (0.7) (2.0) (0.6) 1.1 Compensation expense related to management equity plan (non-cash) 5.5 5.8 6.3 6.6 7.1 Inventory step up 1.0 1.0 1.0 (0.2) - Transaction related costs (3) 1.9 1.2 0.9 0.7 2.8 Other operating expenses, net $ 35.8 $ 3.7 $ 4.4 $ (0.9) $ 35.9 (1) Management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions and other business combination related items 25

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation ($ in millions, Unaudited) Q4-FY17 Q3-FY18 Q4-FY18 Long-term debt and capital lease obligations, less $ 794.0 $ 806.7 $ 752.4 current portion, net Short-term borrowings and current portion of long-term 51.1 47.5 47.7 debt and capital lease obligations Total Debt 845.1 854.2 800.1 Cash and cash equivalents (53.9) (43.8) (58.9) Net Debt $ 791.2 $ 810.4 $ 741.2 26

EXHIBIT 99.2 NEXEO SOLUTIONS, INC.